Exhibit 10.5 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. 1. EXECUTION COPY AMENDMENT NUMBER TWO TO THE AMENDED AND RESTATED LICENSE AND COLLABORATION AGREEMENT This Amendment Number Two (the “Amendment”) to the Amended and Restated License and Collaboration Agreement is entered into as of the 25th day of October, 2011 (the “Effective Date”) by and among ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 300 Third Street, Cambridge, Massachusetts 01242 (“Alnylam”), ISIS PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 2855 Gazelle Court, Carlsbad, California 92010 (“Isis”, and each of Alnylam and Isis, a “Licensor” and together, the “Licensors”), and REGULUS THERAPEUTICS INC. (formerly Regulus Therapeutics LLC), a Delaware corporation, with its principal place of business at 3545 John Hopkins Court, San Diego, California 92121 (“Regulus”). RECITALS WHEREAS, Isis and Alnylam each granted a license to Regulus in accordance with that certain License and Collaboration Agreement dated September 6, 2007 (the “Original License Agreement”), which Original License Agreement was amended and restated on January 2, 2009, and further amended on June 10, 2010 (the “Amended License Agreement”); and WHEREAS, Isis, Alnylam, and Regulus now desire to further amend the Amended License Agreement to, among other things, allow Regulus to perform research and development with respect to miRNA Mimics as provided below. AGREEMENT NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Isis, Alnylam and Regulus each agrees as follows: 1. DEFINITIONS Capitalized terms used herein and not defined elsewhere herein have the meanings set forth in the Amended License Agreement. 2. LICENSES 2.1 Section 2.2(b) of the Amended License Agreement shall be deleted and replaced in its entirety by the following:

2. ***Confidential Treatment Requested “(b) Request to License miRNA Mimics and Additional miRNA Precursor Antagonists. Regulus may request a worldwide, royalty-bearing, sublicenseable (in accordance with Section 2.5), exclusive license in the Field, under each Licensor’s Licensed IP, to Develop, Manufacture and Commercialize specific miRNA Mimics or specific miRNA Precursor Antagonists that are not then Approved Mimics or Approved Precursor Antagonists, and miRNA Therapeutics containing such miRNA Mimics or miRNA Precursor Antagonists, by providing written notice to the applicable Licensor(s) thereof on a miRNA Mimic-by-miRNA Mimic or miRNA Precursor Antagonist by- miRNA Precursor Antagonist basis. Such license is subject to (i) review and affirmative approval by the applicable Licensor(s), which approval may be withheld by a Licensor in such Licensor’s sole discretion, and (ii) compliance with relevant Third Party Rights. […***…]. For the avoidance of doubt, Regulus’ rights to such miRNA Mimic or miRNA Precursor Antagonist will be limited as set forth in Section 2.2(d) unless and until the affirmative approval of the relevant Licensor(s) and any required consents or approvals from Third Parties have been obtained and Regulus agrees to comply with all Third Party Rights with respect to each such miRNA Mimic or miRNA Precursor Antagonist, even to the extent inconsistent with this Agreement. Each miRNA Mimic and miRNA Precursor Antagonist that is approved by both Licensors pursuant to this Section 2.2(b) shall upon such approval be deemed an “Approved Mimic” or “Approved Precursor Antagonist” for all purposes under this Agreement.” 2.2 The following will be added to the Amended License Agreement as Section 2.2(d); “(d) Research Grant. Subject to the terms and conditions of this Agreement (including but not limited to Section 2.4), Isis and Alnylam hereby grant to Regulus a worldwide, royalty-bearing, sublicensable (in accordance with Section 2.5) nonexclusive license in the Field, under each Licensor’s Licensed IP, to Research miRNA Mimics; provided, however, that in exercising its rights under this Section 2.2(d) or under Section 2.2(b) hereof using the Alnylam Licensed IP, Regulus shall at all times comply with Alnylam’s “Guidelines for Evaluation of Clinical Candidates” (the “Clinical Candidate Guidelines”)”, attached to this Agreement as Schedule 2.2(d), as such Clinical Candidate Guidelines may be reasonably revised by Alnylam from time to time and provided to Regulus. 2.3 Section 2.3 of the Amended License Agreement shall be deleted and replaced in its entirety by the following: “2.3 Licenses Granted to Licensors Under Regulus IP. Subject to the terms and conditions of this Agreement, including but not limited to the license granted to Regulus under Section 2.2(d) and to Third Party Rights: (a) Regulus hereby grants to Alnylam a worldwide, exclusive, royalty-free, perpetual and irrevocable license, with the right to grant sublicenses, under the Regulus IP (except for Regulus IP claiming the exact composition, i.e. specific sequence combined with chemistry, of a miRNA Mimic discovered by Regulus) a solely to the extent necessary or useful to research, discover, develop, make, have made, use, sell, offer to sell and/or otherwise commercialize (i) a double-stranded oligonucleotide or analog thereof that are not miRNA Antagonists, Approved Precursor Antagonists, or Approved Mimics (“Double-Stranded Oligos”) and (ii) any product containing a Double-Stranded Oligo that are not miRNA Antagonists,

3. ***Confidential Treatment Requested Approved Precursor Antagonists, or Approved Mimics (the “Alnylam Field”); provided that in no event shall the rights granted above in any way restrict or otherwise prohibit Regulus from Researching, Developing, Manufacturing and Commercializing miRNA Mimics covered by such Regulus IP. (b) Regulus hereby grants to Isis a worldwide, exclusive, royalty-free perpetual and irrevocable license, with the right to grant sublicenses, under the Regulus IP (except for Regulus IP claiming the exact composition, i.e. specific sequence combined with chemistry, of a miRNA Mimic discovered by Regulus) solely to the extent necessary or useful to research, discover, develop, make, have made, use, sell, offer to sell and/or otherwise commercialize (i) single-stranded oligonucleotide or analogs thereof that are not miRNA Antagonists, Approved Precursor Antagonists, or Approved Mimics and (ii) any product containing single- stranded oligonucleotides or analogs thereof that are not miRNA Antagonists, Approved Precursor Antagonists, or Approved Mimics (the “Isis Field”); provided that in no event shall the rights granted above in any way restrict or otherwise prohibit Regulus from Researching, Developing, Manufacturing and Commercializing miRNA Mimics covered by such Regulus IP. 2.4 Section 2.5(a) is hereby deleted and replaced in its entirety by the following: “(a)” Right to Sublicense (i) Subject to Third Party Rights, Regulus will have the right to grant to its Affiliates and Third Parties sublicenses under the licenses granted in Section 2.2(a)(i), 2.2(a)(ii), 2.2(a)(iii) and 2.2(b). (ii) Subject to Third Party Rights, Regulus will have the right to grant to its Affiliates and Third Parties sublicenses under the licenses granted in Section 2.2(d); provided, however, that (x) any such sublicense to a Third Party shall be solely for the purposes of allowing such Third Party to evaluate the technology being so sublicensed and (y) such sublicense shall not include any technology transfer from Regulus to such Third Party nor shall Regulus convey to such Third Party detailed information about any chemistry or delivery technology licensed to Regulus by Alnylam.” 2.5 Section 3.1 is hereby deleted and replaced in its entirety by the following: “3.1 Technology Transfer to Regulus. At each meeting of the Collaboration Working Group the representatives will discuss new Know-How and Patent Rights of Isis and Alnylam that are included in such Licensor’s Licensed Patents and Licensed Know-How hereunder at the level of detail necessary to enable Regulus to effectively practice such Patent Rights and Know-How; provided, however, that Regulus shall not transfer, sublicense, disclose details of, or otherwise convey to any Third Party any details regarding Know-How and Patent Rights licensed to Regulus by Alnylam with respect to the delivery of oligonucleotides except with respect to a Development Therapeutic containing an Approved Mimic on a product-by-product basis for the sublicenses granted to such Third Parties.”

4. ***Confidential Treatment Requested 2.6 Exhibit 1 to the Amended License Agreement is hereby amended by adding the following Defined Term: “Double-Stranded Oligo” will have the meaning set forth in Section 2.3(a).” 2.7 Section 1.59 of Exhibit 1 of the Amended License Agreement shall be deleted and replaced in its entirety by the following: “miRNA” means a structurally defined functional RNA molecule usually between […***…] and […***…] nucleotides in length, which is derived from an endogenous, genetically-encoded non-coding RNA which is predicted to be processed into a hairpin RNA structure that is a substrate for the double-stranded RNA-specific ribonuclease Drosha and subsequently is predicted to serve as a substrate for the enzyme Dicer, a member of the RNase III enzyme family; including, without limitation, those miRNAs exemplified in miRBase (http://microrna.sanger.ac.uk/). To the extent […***…] for purposes of this Agreement; provided, however, that nothing contained herein shall require any Party hereto to […***…]. 3. Section 1.62 of Exhibit 1 of the Amended License Agreement shall be deleted and replaced in its entirety by the following: “miRNA Mimic” means a single-stranded or double-stranded oligonucleotide with the same or substantially similar-base composition and sequence (including chemically modified bases) as a particular natural miRNA and which is designed to mimic the activity of such miRNA. For clarity, miRNA Mimic excludes a double-stranded oligonucleotide which functions or is designed to function as an siRNA. 4. MISCELLANEOUS 4.1 Other Terms. All other terms and conditions of the Amended License Agreement shall remain in full force and effect. 4.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereby execute this Amendment Number Two to the Amended and Restated License and Collaboration Agreement as of the date first written above. ALNYLAM PHARMACEUTICALS, INC. By: /s/ Laurence E. Reid Name: L. Reid Title: Chief Business Officer ISIS PHARMACEUTICALS, INC. By: /s/ B. Lynne Parshall Name: B. Lynne Parshall Title: Chief Operating Officer and Chief Financial Officer REGULUS THERAPEUTICS INC. By: /s/ Kleanthis G. Xanthopoulos Name: Kleanthis G. Xanthopoulos Title: President and CEO

***Confidential Treatment Requested Schedule 2.2(d) Guidelines for Evaluation of Clinical Candidates In vivo Dosing Requirements: Formulation […***…] • May be tested at Regulus or collaborators in […***…]  […***…]  […***…]  […***…] • Need approval for testing in […***…]  Written approval may be obtained from Alnylam after the following information is provided: a very brief description on the experiment with the following information: - Purpose of experiment - Specify formulation (and microRNA) - What type of testing (in vitro or in vivo with details of which cell- line/species) - […***…] Publication Guidelines: • All draft publications, including but not limited to manuscripts, abstracts, posters, PowerPoint (or any other presentation media format) presentations disclosing data related to a formulation component must be submitted for approval, […***…] in advance of being submitted to any outside entity, to […***…]. • Each draft publication submitted for approval should be in its final form taking into consideration the following guidelines: To the extent allowable, no […***…], such as […***…] shall be included […***…]